As filed with the Securities and Exchange Commission on November 30, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

Annual Report

September 30, 2015

DoubleLine Opportunistic Credit Fund

NYSE: DBL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	September 30, 2015	3

Chairman’s Letter	September 30, 2015

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the 12-month period ended September 30, 2015. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

November 1, 2015

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	September 30, 2015

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended September 30, 2015, the Barclays U.S. MBS Index returned 3.43% and the duration of the Index shortened from 5.01 to 4.20 years, as the U.S. yield curve flattened with 10-year U.S. Treasury yields declining by 0.45%. Refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinancing Index, increased when looking at the trailing 12-month period; however, activity spiked at the beginning of 2015 when interest rates dramatically fell over the month of January, propagating a refinancing wave for the first quarter. In addition, housing turnover increased materially this year with higher purchasing activity in general, particularly during the summer months. The combination of higher refinancing and purchasing activity resulted in an increase in prepayment speeds for the first half of 2015. As of the end of the reporting period, prepayment speeds have come back down to levels seen at the end of 2014, showing the diminishing effects of housing seasonality with less purchasing and refinancing activity in general as we approached closer to the fall and winter months. As prepayment speeds were higher during the first half of 2015, gross issuance of Agency MBS was also higher during the first half of 2015, resulting in a total issuance year-to-date (YTD) surpassing 2014 total issuance volumes.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

During the 12-month period ended September 30, 2015, the non-Agency MBS market was largely stable despite headwinds coming from both domestic and international markets. The non-Agency MBS market largely shrugged off global concern and instead displayed stable, if not improving, fundamentals during the period. On the technical side, trading volume slowly decreased while investors remained interested in adding exposure to this sector. We have seen more interest rate and market volatility during the period than we have seen in the past several years in the non-Agency MBS space, though mortgage rates are lower year-over-year (YoY). As a result, prepayment speeds have been slightly faster and liquidation rates and loss severities have either been stable or improving. This has helped the sector as the average price is still below par, and faster speeds and lower liquidations have helped investors achieve more yield. In the near-term, we expect technical aspects to continue to help, as we believe that low issuance of new non-Agency MBS will keep the supply and demand balance in favor of buyers.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 12-month period ended September 30, 2015, CMBS credit spreads widened as macroeconomic and headline volatility extended into September. During the period, the Barclays U.S. CMBS Index returned 3.72%, outperforming the broader Barclays U.S. Aggregate Bond Index by 0.78%. For the period, 10-year AAA last cash flows (LCFs) were trading at 1.23% over swaps, representing a 0.42% widening YoY, while BBB- bonds traded at 5.25% over swaps, a 1.90% widening. On the new issue front, non-Agency CMBS issuance was up 7.30% YoY, with $92.9 billion in new issuance over 110 deals during the 12-month reporting period compared to $86.6 billion in 97 deals from October 2013 through September 2014. Delinquency rates across all asset classes improved during the period. The delinquency rate fell 0.17% in September to 5.28%. The rate is now 0.75% lower than it was at this time last year, and 0.47% lower YTD.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended September 30, 2015, 211 new CLOs came to market with a value of $109 billion. During the fourth quarter of 2014, there was $30.71 billion in new CLO issuance, which concluded a record-setting 2014 for CLO issuance. At the onset of 2015, CLO market participants expected to see between $70-80 billion in new issuance for the year. Through the first two quarters of 2015, expectations for 2015 issuance were revised to $90-110 billion; however, new issuance during the third quarter of 2015 disappointed market expectations as the lowest quarter of issuance since the third quarter of 2013. Despite the issuance slowdown during the end of the period, CLO new issuance for 2015 already surpassed the original estimate of $70-80 billion with $80.94 billion issued YTD. CLO prices decreased slightly over the period, however, with lower rated CLOs (rated BBB and BBs) experiencing more price declining than higher rated securities (rated AAA-A).

Annual Report	September 30, 2015	5

Management’s Discussion of Fund Performance	September 30, 2015

The DoubleLine Opportunistic Credit Fund outperformed the Barclays U.S. Aggregate Bond Index return of 2.94% over the 12-month period ended September 30, 2015 from both a market price and net asset value perspective. The U.S. yield curve flattened for the period with 10-year U.S. Treasury yields declining by 0.45%. Not surprisingly, Agency Residential Mortgage-Backed Securities (RMBS) benefited the most from the declining interest rate environment. Agency inverse interest-only securities and inverse-floating rate securities were the largest contributors to total return as they continued to contribute significant interest carry to the Fund resulting in robust interest income returns; both security sectors have benefited from LIBOR remaining relatively low. Within the Non-Agency RMBS portion of the Fund, higher credit quality sectors, such as prime and Alt-A, contributed the most to performance, mainly attributable to strong, healthy coupon returns; however, Alt-A and subprime sectors did face some weakness in valuations. Other structured sectors, such as CLOs and CMBS, contributed minor returns to the portfolio, mainly driven by the sectors’ stable interest income. However, both CLOs and CMBS faced periods of widening credit spreads caused by macroeconomic concerns relating to slowing global growth, continuing worries over the energy and oil markets, and heavy issuance cycles. The Fund continued to employ leverage and had a levered weighted average duration of 8.67 years as of September 30, 2015.

Period Ended 9-30-15	1 Year
Net Asset Value (NAV) Return	14.33%
Market Price Return	17.08%
Barclays U.S. Aggregate Bond Index	2.94%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of September 30, 2015 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doubleline.com/opp-credit-fund-overview.php or by calling the Funds’ shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization. DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

6	DoubleLine Opportunistic Credit Fund

September 30, 2015

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doubleline.com/opp-credit-fund-overview.php.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Mortgage Bankers Association (MBA) Refinance Index—An index that covers all mortgage applications to refinance an existing mortgage. It includes conventional and government refinances.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Annual Report	September 30, 2015	7

Standardized Performance Summary	(Unaudited) September 30, 2015

DBL
DoubleLine Opportunistic Credit Fund Returns as of September 30, 2015	6 Months	1 Year	3 Year	Since Inception Annualized (1-27-12)
Total Return based on NAV	3.52%	14.33%	9.11%	10.05%
Total Return based on Market Price	4.42%	17.08%	7.14%	9.47%
Barclays U.S. Aggregate Bond Index	-0.47%	2.94%	1.71%	2.36%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares when sold may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

8	DoubleLine Opportunistic Credit Fund

Schedule of Investments DoubleLine Opportunistic Credit Fund	September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.1%

	Citi Held For Asset Issuance,
2,000,000	Series 2015-PM1-C	5.01%	^	12/15/2021	2,003,800

	SoFi Professional Loan Program,
4,146,860	Series 2013-1R	20.00%	#^¥@	12/17/2043	1,980,126

	Total Asset Backed Obligations (Cost $5,848,516)				3,983,926

COLLATERALIZED LOAN OBLIGATIONS 3.2%

	Apidos Ltd.,
1,000,000	Series 2014-19A-D	4.04%	#^	10/17/2026	966,522

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	0.00%	#^@	04/17/2026	668,856

	Babson Ltd.,
500,000	Series 2014-3A-D2	4.59%	#^	01/15/2026	498,709
750,000	Series 2014-3A-E2	6.79%	#^	01/15/2026	721,225

	BlueMountain Ltd.,
1,000,000	Series 2012-2A-C	3.08%	#^	11/20/2024	998,876

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-D	3.34%	#^	04/17/2025	921,529

	Cent Ltd.,
500,000	Series 2014-22A-C	4.06%	#^	11/07/2026	483,269

	Finn Square Ltd.,
250,000	Series 2012-1A-C	3.88%	#^	12/24/2023	247,435

	GoldenTree Loan Opportunities Ltd.,
2,000,000	Series 2012-6A-D	4.49%	#^	04/17/2022	2,000,926

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2014-3A-D	3.95%	#^	10/22/2025	458,888

	LCM LP,
1,500,000	Series 11A-INC	8.56%	#^@	04/19/2022	988,993

	Nautique Funding Ltd.,
500,000	Series 2006-1A-C	1.99%	#^	04/15/2020	488,829

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	3.93%	#^	11/14/2026	478,653
1,000,000	Series 2014-1A-D	6.88%	#^	11/14/2026	974,713

	Thacher Park Ltd.,
500,000	Series 2014-1A-D1	3.82%	#^	10/20/2026	477,288

	Total Collateralized Loan Obligations (Cost $12,186,688)				11,374,711

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 4.9%

	Bear Stearns Commercial Mortgage Securities, Inc.,
450,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	455,676

	Citigroup Commercial Mortgage Trust,
600,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	510,659
4,979,402	Series 2015-GC27-XA	1.60%	# I/O	02/10/2048	489,602

	Commercial Mortgage Pass-Through Certificates,
500,000	Series 2014-KYO-F	3.70%	#^	06/11/2027	496,018
1,127,250	Series 2014-UBS4-E	3.75%	^	08/10/2047	832,136
1,288,300	Series 2014-UBS4-F	3.75%	^	08/10/2047	774,784
2,415,590	Series 2014-UBS4-G	3.75%	^¥	08/10/2047	744,968
5,000	Series 2014-UBS4-V	0.00%	#^¥	08/10/2047	—
550,000	Series 2015-LC19-D	2.87%	^	02/10/2048	429,559

	GS Mortgage Securities Corporation,
500,000	Series 2006-GG8-AJ	5.62%		11/10/2039	504,446
500,000	Series 2014-GC26-C	4.66%	#	11/10/2047	502,949

	JP Morgan Chase Commercial Mortgage Securities Corporation,
34,809,102	Series 2012-CBX-XA	1.92%	# I/O	06/15/2045	2,346,742

	JPMBB Commercial Mortgage Securities Trust,
3,488,650	Series 2014-C19-E	4.00%	#^	04/15/2047	2,811,852
1,938,200	Series 2014-C19-F	3.75%	#^	04/15/2047	1,064,847

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust, (Cont.)
6,202,105	Series 2014-C19-NR	3.75%	#^¥	04/15/2047	1,729,147
5,510,848	Series 2014-C26-XA	1.33%	# I/O	01/15/2048	376,270
500,000	Series 2015-C27-D	3.98%	#^	02/15/2048	409,160

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C15-D	5.06%	#^	04/15/2047	476,859
500,000	Series 2014-C19-C	4.00%		12/15/2047	489,025

	Morgan Stanley Capital, Inc.,
500,000	Series 2007-IQ13-AJ	5.44%		03/15/2044	502,073
525,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	505,626

	Wachovia Bank Commercial Mortgage Trust,
500,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	505,205
554,000	Series 2007-C33-AJ	6.15%	#	02/15/2051	571,121

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $18,748,428)				17,528,724

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 44.5%

	Adjustable Rate Mortgage Trust,
3,512,904	Series 2006-1-2A1	3.05%	#	03/25/2036	2,771,337

	Banc of America Alternative Loan Trust,
1,895,584	Series 2005-8-2CB1	6.00%		09/25/2035	1,830,745

	Banc of America Funding Corporation,
2,695,472	Series 2006-A-4A1	2.67%	#	02/20/2036	2,286,639

	BCAP LLC Trust,
5,269,567	Series 2010-RR6-2216	4.21%	#^	06/26/2036	4,320,530
1,998,049	Series 2010-RR6-6A2	9.30%	#^	07/26/2037	1,848,891

	Chase Mortgage Finance Trust,
3,373,096	Series 2007-S1-A7	6.00%		02/25/2037	2,871,442
3,117,982	Series 2007-S3-1A5	6.00%		05/25/2037	2,655,944

	ChaseFlex Trust,
3,591,794	Series 2007-1-1A1	6.50%		02/25/2037	2,683,706

	Citicorp Mortgage Securities, Inc.,
1,875,000	Series 2006-2-1A14	5.50%		04/25/2036	1,849,591

	Citigroup Mortgage Loan Trust, Inc.,
1,136,746	Series 2006-8-A4	19.13%	#^ I/F	10/25/2035	1,496,768
4,171,313	Series 2010-9-3A7	9.83%	^	01/25/2036	3,662,910
5,860,374	Series 2010-9-4A3	8.70%	#^	09/25/2035	5,680,316

	CitiMortgage Alternative Loan Trust,
4,624,891	Series 2007-A4-IA6	5.75%		04/25/2037	4,008,300
3,571,489	Series 2007-A6-IA16	6.00%		06/25/2037	3,143,329

	Countrywide Alternative Loan Trust,
2,399,087	Series 2005-85CB-2A5	1.29%	#	02/25/2036	1,974,245
506,649	Series 2005-85CB-2A6	20.92%	# I/F	02/25/2036	641,066

	Credit Suisse First Boston Mortgage Securities Corporation,
4,198,979	Series 2005-11-7A1	6.00%		12/25/2035	3,629,736

	Credit Suisse Mortgage Capital Certificates,
4,992,599	Series 2006-5-3A3	6.50%		06/25/2036	2,915,309
1,455,524	Series 2006-9-2A1	5.50%		11/25/2036	1,405,771
1,369,123	Series 2006-9-6A14	6.00%		11/25/2036	1,320,626

	First Horizon Asset Securities, Inc.,
2,026,609	Series 2007-AR3-2A2	2.58%	#	11/25/2037	1,804,876

	GSAA Home Equity Trust,
3,914,102	Series 2007-8-A2	0.54%	#	08/25/2037	3,561,747

	IndyMac Mortgage Loan Trust,
2,152,491	Series 2005-AR1-2A1	2.80%	#	11/25/2035	1,951,220
3,369,531	Series 2005-AR23-6A1	3.48%	#	11/25/2035	2,859,108

	JP Morgan Alternative Loan Trust,
1,600,194	Series 2006-S1-2A5	5.50%		02/25/2021	1,562,796

	JP Morgan Resecuritization Trust,
5,057,233	Series 2011-1-1A10	6.51%	#^	12/26/2036	4,609,421
6,099,824	Series 2011-1-2A10	6.00%	#^	06/26/2037	5,307,014

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2015	9

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust,
3,103,058	Series 2007-10-1A1	6.00%		01/25/2038	3,096,511
2,898,285	Series 2007-4-1A3	5.75%		05/25/2037	2,373,394

	Lehman XS Trust,
1,820,107	Series 2005-2-1A2	0.89%	#	08/25/2035	1,737,814

	MASTR Asset Securitization Trust,
1,866,764	Series 2007-2-A3	6.25%		01/25/2038	1,725,993

	Nomura Resecuritization Trust,
4,820,282	Series 2010-2RA-A2	5.50%	^	01/26/2036	4,597,917

	RBSGC Structured Trust,
2,684,076	Series 2008-B-A1	6.00%	^	06/25/2037	2,375,056

	Residential Accredit Loans, Inc.,
2,563,662	Series 2005-AS14-3A1	6.00%		09/25/2035	2,361,915
4,009,402	Series 2005-QS13-2A3	5.75%		09/25/2035	3,640,396
2,950,932	Series 2006-QS10-A1	6.00%		08/25/2036	2,436,747
3,390,764	Series 2006-QS6-1A5	5.75%		06/25/2036	2,777,636
6,029,382	Series 2006-QS7-A3	6.00%		06/25/2036	4,948,344
1,543,938	Series 2007-QS1-1A1	6.00%		01/25/2037	1,302,667
6,248,994	Series 2007-QS3-A1	6.50%		02/25/2037	5,198,207
2,649,885	Series 2007-QS6-A1	0.52%	#	04/25/2037	1,722,693
2,805,409	Series 2007-QS6-A102	5.75%		04/25/2037	2,319,709
603,657	Series 2007-QS6-A2	53.97%	# I/F	04/25/2037	1,436,682

	Residential Asset Securitization Trust,
2,116,509	Series 2006-A6-1A12	6.91%	# I/F I/O	07/25/2036	754,901
2,092,723	Series 2006-A6-1A9	6.00%		07/25/2036	1,169,303
5,494,270	Series 2007-A2-1A2	6.00%		04/25/2037	4,586,748
3,091,272	Series 2007-A7-A1	6.00%		07/25/2037	2,253,133
1,529,350	Series 2007-A8-1A3	6.00%		08/25/2037	1,315,398

	Residential Funding Mortgage Securities Trust,
3,311,490	Series 2006-S5-A9	6.00%		06/25/2036	3,049,832
1,861,767	Series 2007-S2-A4	6.00%		02/25/2037	1,709,834
2,317,162	Series 2007-S6-1A10	6.00%		06/25/2037	2,048,540

	Springleaf Mortgage Loan Trust,
5,000,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	5,054,935

	Structured Adjustable Rate Mortgage Loan Trust,
2,893,578	Series 2006-1-2A2	2.48%	#	02/25/2036	2,567,434

	Structured Asset Securities Corporation,
6,541,000	Series 2005-11H-A3	5.50%		06/25/2035	6,276,544

	Washington Mutual Mortgage Pass-Through Certificates,
5,522,522	Series 2006-8-A4	4.73%	#	10/25/2036	3,670,472

	Wells Fargo Alternative Loan Trust,
5,505,216	Series 2007-PA3-2A1	6.00%		07/25/2037	5,345,166

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $149,176,195)				158,507,304

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 57.7%

	Federal Home Loan Mortgage Corporation,
1,420,401	Series 3211-SI	26.80%	# I/F I/O	09/15/2036	1,218,760
2,936,636	Series 3236-ES	6.49%	# I/F I/O	11/15/2036	620,460
1,982,886	Series 3256-S	6.48%	# I/F I/O	12/15/2036	405,122
1,517,140	Series 3292-SD	5.89%	# I/F I/O	03/15/2037	249,908
12,391,063	Series 3297-BI	6.55%	# I/F I/O	04/15/2037	2,533,310
9,020,292	Series 3311-BI	6.55%	# I/F I/O	05/15/2037	1,634,928
8,745,634	Series 3311-IA	6.20%	# I/F I/O	05/15/2037	1,753,989
2,557,347	Series 3314-SH	6.19%	# I/F I/O	11/15/2036	394,748
616,486	Series 3317-DS	14.48%	# I/F ‡	05/15/2037	797,490
2,448,831	Series 3330-KS	6.34%	# I/F I/O	06/15/2037	378,845
883,296	Series 3339-AI	6.34%	# I/F I/O	07/15/2037	116,177
5,848,193	Series 3339-TI	5.93%	# I/F I/O	07/15/2037	1,193,985
3,500,373	Series 3374-SD	6.24%	# I/F I/O	10/15/2037	669,718
1,798,947	Series 3382-SU	6.09%	# I/F I/O	11/15/2037	240,373
10,291,742	Series 3404-SA	5.79%	# I/F I/O	01/15/2038	1,813,240
1,455,242	Series 3423-GS	5.44%	# I/F I/O	03/15/2038	181,738
9,202,094	Series 3435-S	5.77%	# I/F I/O	04/15/2038	1,558,379
1,804,071	Series 3508-PS	6.44%	# I/F I/O	02/15/2039	297,574
2,816,801	Series 3725-CS	5.79%	# I/F I/O	05/15/2040	433,847

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
7,406,907	Series 3728-SV	4.24%	# I/F I/O	09/15/2040	809,549
21,672,976	Series 3736-SN	5.84%	# I/F I/O	10/15/2040	4,125,548
8,248,789	Series 3753-SB	5.79%	# I/F I/O ‡	11/15/2040	1,668,157
9,748,970	Series 3780-SM	6.29%	# I/F I/O	12/15/2040	1,933,362
3,877,675	Series 3815-ST	5.64%	# I/F I/O	02/15/2041	623,885
1,174,966	Series 3905-SC	21.77%	# I/F	08/15/2041	2,140,777
3,001,752	Series 3924-SJ	5.79%	# I/F I/O	09/15/2041	486,483
7,277,554	Series 3997-LZ	3.50%	‡	02/15/2042	7,370,059
31,894	Series 4011-S	7.18%	# I/F	03/15/2042	32,161
6,334,912	Series 4064-SA	5.79%	# I/F I/O	06/15/2042	1,450,917
4,128,504	Series 4155-GS	5.22%	# I/F	01/15/2033	3,956,081
16,372,059	Series 4217-CS	5.03%	# I/F	06/15/2043	14,784,289
5,120,477	Series 4225-BS	11.34%	# I/F ‡	12/15/2040	5,685,683
9,117,145	Series 4291-MS	5.69%	# I/F I/O	01/15/2054	1,919,920
17,799,798	Series 4302-GS	5.94%	# I/F I/O	02/15/2044	3,586,802
1,914,313	Series 4370-CS	8.29%	# I/F	09/15/2041	1,955,069

	Federal National Mortgage Association,
1,128,699	Series 2005-104-SI	6.51%	# I/F I/O	12/25/2033	52,268
571,656	Series 2005-72-WS	6.56%	# I/F I/O	08/25/2035	97,530
5,609,234	Series 2005-90-SP	6.56%	# I/F I/O	09/25/2035	939,639
2,647,255	Series 2006-117-SQ	6.36%	# I/F I/O	12/25/2036	405,868
1,622,693	Series 2006-119-HS	6.46%	# I/F I/O	12/25/2036	256,183
12,478,024	Series 2006-123-CI	6.55%	# I/F I/O	01/25/2037	2,637,692
4,993,055	Series 2006-60-YI	6.38%	# I/F I/O	07/25/2036	1,182,740
5,918,261	Series 2007-15-BI	6.51%	# I/F I/O	03/25/2037	1,158,289
2,776,148	Series 2007-20-S	6.55%	# I/F I/O	03/25/2037	445,859
1,578,660	Series 2007-21-SD	6.29%	# I/F I/O	03/25/2037	255,247
2,404,444	Series 2007-30-IE	6.55%	# I/F I/O	04/25/2037	563,075
6,805,867	Series 2007-32-SA	5.91%	# I/F I/O	04/25/2037	1,085,611
3,213,233	Series 2007-40-SA	5.91%	# I/F I/O	05/25/2037	512,530
1,532,870	Series 2007-48-SE	5.91%	# I/F I/O	05/25/2037	210,795
2,088,863	Series 2007-64-LI	6.37%	# I/F I/O	07/25/2037	351,205
1,526,253	Series 2007-68-SA	6.46%	# I/F I/O	07/25/2037	230,514
14,984,038	Series 2007-75-PI	6.35%	# I/F I/O	08/25/2037	3,041,415
9,077,369	Series 2008-33-SA	5.81%	# I/F I/O	04/25/2038	1,441,373
6,812,310	Series 2008-42-SC	5.71%	# I/F I/O	05/25/2038	1,149,128
1,574,524	Series 2008-5-GS	6.06%	# I/F I/O	02/25/2038	256,668
5,326,295	Series 2008-62-SD	5.86%	# I/F I/O	07/25/2038	915,603
3,785,056	Series 2008-68-SB	5.91%	# I/F I/O	08/25/2038	519,732
1,599,172	Series 2009-111-SE	6.06%	# I/F I/O	01/25/2040	198,811
2,645,479	Series 2009-12-CI	6.41%	# I/F I/O	03/25/2036	541,925
1,973,548	Series 2009-26-SM	6.16%	# I/F I/O	08/25/2038	149,258
1,795,277	Series 2009-47-SA	5.91%	# I/F I/O	07/25/2039	224,715
1,151,225	Series 2009-48-WS	5.76%	# I/F I/O	07/25/2039	136,800
748,840	Series 2009-67-SA	4.96%	# I/F I/O	07/25/2037	75,743
2,030,744	Series 2009-87-SA	5.81%	# I/F I/O	11/25/2049	282,978
3,060,182	Series 2009-91-SD	5.96%	# I/F I/O	11/25/2039	359,902
332,945	Series 2010-109-BS	52.83%	# I/F ‡	10/25/2040	1,310,779
1,126,763	Series 2010-115-SD	6.41%	# I/F I/O	11/25/2039	158,604
2,325,559	Series 2010-11-SC	4.61%	# I/F I/O	02/25/2040	300,791
6,091,447	Series 2010-134-SE	6.46%	# I/F I/O	12/25/2025	929,424
14,465,199	Series 2010-142-SC	6.41%	# I/F I/O	12/25/2040	3,169,643
6,325,563	Series 2010-150-MS	6.34%	# I/F I/O	01/25/2041	1,167,054
3,007,382	Series 2010-15-SL	4.76%	# I/F I/O	03/25/2040	360,970
1,306,957	Series 2010-19-SA	5.21%	# I/F I/O	03/25/2050	176,463
2,772,608	Series 2010-31-SB	4.81%	# I/F I/O	04/25/2040	337,198
4,145,434	Series 2010-39-SL	5.48%	# I/F I/O	05/25/2040	574,644
2,039,040	Series 2010-40-EI	4.50%	I/O	05/25/2024	71,828
1,887,980	Series 2010-8-US	4.61%	# I/F I/O	02/25/2040	172,056
2,445,403	Series 2010-9-GS	4.56%	# I/F I/O	02/25/2040	266,358
4,012,797	Series 2011-114-S	5.81%	# I/F I/O	09/25/2039	653,777
3,193,114	Series 2011-146-US	6.73%	# I/F	01/25/2042	3,168,112
157,371	Series 2011-40-SA	9.52%	# I/F	09/25/2040	194,265
3,072,844	Series 2011-55-BZ	3.50%		06/25/2041	3,217,710
3,063,177	Series 2011-58-SA	6.36%	# I/F I/O	07/25/2041	627,490
2,708,895	Series 2011-5-PS	6.21%	# I/F I/O	11/25/2040	319,487
4,615,358	Series 2012-22-AZ	4.00%	‡	03/25/2042	4,916,544
3,080,638	Series 2012-29-SG	5.81%	# I/F I/O	04/25/2042	430,311
1,586,000	Series 2012-82-SC	7.18%	# I/F	08/25/2042	1,543,888
487,497	Series 2013-115-NS	11.48%	# I/F	11/25/2043	517,983
8,127,868	Series 2013-17-MS	5.16%	# I/F ‡	03/25/2043	7,459,111
4,134,825	Series 2013-18-BS	5.17%	# I/F ‡	03/25/2043	4,039,581
2,810,322	Series 2013-41-SC	5.71%	# I/F	05/25/2043	2,598,787

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2015

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
4,707,379	Series 2013-51-SH	5.71%	# I/F ‡	05/25/2033	4,613,619
12,444,525	Series 2013-55-KS	5.71%	# I/F ‡	06/25/2043	11,680,525
3,597,147	Series 2013-61-ZN	3.00%	‡	06/25/2033	3,596,548
12,323,167	Series 2013-83-US	4.81%	# I/F	08/25/2043	11,997,330
852,790	Series 374-19	6.50%	I/O	09/25/2036	194,019

	Government National Mortgage Association,
2,025,789	Series 2009-104-SD	6.14%	# I/F I/O	11/16/2039	329,439
898,900	Series 2010-98-IA	5.87%	# I/O	03/20/2039	100,471
3,909,006	Series 2011-56-BS	5.89%	# I/F I/O	11/16/2036	258,516
5,650,416	Series 2011-56-KS	5.89%	# I/F I/O	08/16/2036	464,495
2,794,158	Series 2011-69-SB	5.13%	# I/F I/O	05/20/2041	377,828
10,000,000	Series 2011-70-WS	9.27%	# I/F	12/20/2040	11,564,295
4,377,434	Series 2011-71-SG	5.18%	# I/F I/O	05/20/2041	685,349
4,993,957	Series 2011-72-AS	5.16%	# I/F I/O	05/20/2041	698,939
5,763,006	Series 2011-89-SA	5.23%	# I/F I/O	06/20/2041	863,278
2,458,551	Series 2012-34-LI	6.00%	# I/F I/O	12/16/2039	557,527
8,515,292	Series 2013-119-TZ	3.00%	‡	08/20/2043	8,099,341
10,466,862	Series 2013-188-MS	5.34%	# I/F I/O	12/16/2043	1,711,866
58,981,198	Series 2013-39-HS	4.53%	# I/F I/O ‡	03/20/2041	9,428,616
16,117,831	Series 2014-39-SK	5.98%	# I/F I/O	03/20/2044	2,995,845
18,426,620	Series 2014-59-DS	6.04%	# I/F I/O	04/16/2044	3,409,422
11,515,285	Series 2014-63-SD	5.33%	# I/F I/O	04/20/2044	2,386,146
16,728,627	Series 2014-69-ST	5.89%	# I/F I/O	12/16/2039	2,476,355

	Total US Government / Agency Mortgage Backed Obligations (Cost $188,036,029)				205,873,056

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 1.7%
2,000,120	BlackRock Liquidity Funds FedFund - Institutional Shares	0.01%	♦		2,000,120
2,000,120	Fidelity Institutional Money Market Government Portfolio - Class I	0.01%	♦		2,000,120
2,000,119	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.04%	♦		2,000,119

	Total Short Term Investments (Cost $6,000,359)				6,000,359

	Total Investments 113.1% (Cost $379,996,215)				403,268,080
	Liabilities in Excess of Other Assets (13.1)%				(46,590,494)

	NET ASSETS 100.0%				$356,677,586

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	57.7%
Non-Agency Residential Collateralized Mortgage Obligations	44.5%
Non-Agency Commercial Mortgage Backed Obligations	4.9%
Collateralized Loan Obligations	3.2%
Short Term Investments	1.7%
Asset Backed Obligations	1.1%
Other Assets and Liabilities	(13.1)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2015, the value of these securities amounted to $65,098,010 or 18.3% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2015.

¥	Illiquid security. At September 30, 2015, the value of these securities amounted to $4,454,241 or 1.2% of net assets.

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2015.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

‡	All or partial amount transferred to the counterparty in connection with reverse repurchase agreements.

♦	Seven-day yield as of September 30, 2015

Reverse Repurchase Agreements
Counterparty	Rate	Trade Date	Maturity Date	Principal	Principal & Interest
RBC Capital Markets LLC	0.90%	08/17/2015	10/16/2015	$14,688,000	$14,704,524
JP Morgan Securities LLC	0.95%	09/02/2015	10/01/2015	12,434,000	12,443,528
Bank of America Merrill Lynch	0.80%	09/25/2015	10/26/2015	11,416,000	11,417,522
JP Morgan Securities LLC	0.69%	07/16/2015	10/14/2015	6,202,000	6,211,133
Bank of America Merrill Lynch	0.90%	09/25/2015	10/26/2015	3,909,000	3,909,586

				$48,649,000	$48,686,293

The weighted average daily balance of reverse repurchase agreements during the reporting period ended September 30, 2015 was $69,359,104, at a weighted average interest rate of 0.82%. Total market value of underlying securities transferred to counterparties (refer to the Schedule of Investments for positions transferred to the counterparty subject to the Fund’s obligation to repurchase such securities (see Note 2)) in connection with open reverse repurchase agreements at September 30, 2015 was $64,081,304.

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2015	11

Statement of Assets and Liabilities	September 30, 2015

ASSETS
Investments in Securities, at Value*	$397,267,721
Short Term Investments*	6,000,359
Interest and Dividends Receivable	2,351,979
Receivable for Investments Sold	374,663
Prepaid Expenses and Other Assets	4,625
Total Assets	405,999,347

LIABILITIES
Payable for Reverse Repurchase Agreements	48,649,000
Investment Advisory Fees Payable	332,714
Administration, Fund Accounting and Custodian Fees Payable	166,059
Professional Fees Payable	94,972
Accrued Expenses	41,723
Interest Payable for Reverse Repurchase Agreements	37,293
Total Liabilities	49,321,761
Commitments and Contingencies (See Note 2)
Net Assets	$356,677,586

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$148
Additional Paid-in Capital	352,606,318
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	6,878,092
Accumulated Net Realized Gain (Loss) on Investments	(26,078,837)
Net Unrealized Appreciation (Depreciation) on Investments	23,271,865
Net Assets	$356,677,586

*Identified Cost:
Investments in Securities	$373,995,856
Short Term Investments	6,000,359

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,798,575
Net Asset Value per Share	$24.10

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	For the Year Ended September 30, 2015

INVESTMENT INCOME
Income:
Interest	$38,466,902
Total Investment Income	38,466,902
Expenses:
Investment Advisory Fees	4,213,428
Administration, Fund Accounting and Custodian Fees	701,930
Interest Expense for Reverse Repurchase Agreements	586,991
Professional Fees	135,414
Trustees’ Fees	74,200
Shareholder Reporting Expenses	53,605
Registration Fees	25,586
Insurance Expenses	13,758
Miscellaneous Expenses	13,043
Transfer Agent Expenses	5,324
Total Expenses	5,823,279

Net Investment Income (Loss)	32,643,623

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	3,337,451
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,037,164
Net Realized and Unrealized Gain (Loss)	14,374,615

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,018,238

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2015	13

Statements of Changes in Net Assets	September 30, 2015

	Year Ended September 30, 2015	Year Ended September 30, 2014

OPERATIONS
Net Investment Income (Loss)	$32,643,623	$27,051,528
Net Realized Gain (Loss) on Investments	3,337,451	(2,972,451)
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,037,164	12,077,718
Net Increase (Decrease) in Net Assets Resulting from Operations	47,018,238	36,156,795

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(36,824,223)	(29,570,366)

Total Distributions to Shareholders	(36,824,223)	(29,570,366)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	801,812	436,374

Total Increase (Decrease) in Net Assets	$10,995,827	$7,022,803

NET ASSETS
Beginning of Period	$345,681,759	$338,658,956
End of Period	$356,677,586	$345,681,759

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$6,878,092	$5,349,290

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	For the Year Ended September 30, 2015

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$47,018,238
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(16,418,109)
Proceeds from Disposition of Long Term Investments	69,766,048
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(2,465,979)
Net Amortization (Accretion) of Premiums/Discounts	(5,047,621)
Net Realized (Gain) Loss on Investments	(3,337,451)
Net Change in Unrealized Depreciation (Appreciation) of Investments	(11,037,164)
(Increase) Decrease in:
Interest and Dividends Receivable	279,071
Prepaid Expenses and Other Assets	9,253
Receivable for Investments Sold	(374,663)
Increase (Decrease) in:
Payable for Investments Purchased	(2,438,127)
Investment Advisory Fees Payable	(25,022)
Interest Payable for Reverse Repurchase Agreements	(33,729)
Accrued Expenses	(6,857)
Administration, Fund Accounting and Custodian Fees Payable	(12,635)
Professional Fees Payable	19,158
Net Cash Provided By (Used In) Operating Activities	75,894,411

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(36,022,411)
Purchases of Reverse Repurchase Agreements	618,473,000
Proceeds from Reverse Repurchase Agreements	(658,345,000)
Due to Custodian	—
Net Cash Provided By (Used In) Financing Activities	(75,894,411)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$801,812

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2015	15

Financial Highlights	September 30, 2015

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[1]

Net Asset Value, Beginning of Period	$23.41	$22.97	$24.87	$23.83	[2]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	2.21	1.83	1.63	1.18
Net Gain (Loss) on Investments (Realized and Unrealized)	0.97	0.61	(1.05)	1.06
Total from Investment Operations	3.18	2.44	0.58	2.24

Less Distributions:
Distributions from Net Investment Income	(2.49)	(2.00)	(2.48)	(1.20)
Total Distributions	(2.49)	(2.00)	(2.48)	(1.20)
Net Asset Value, End of Period	$24.10	$23.41	$22.97	$24.87
Market Price, End of Period	$24.88	$23.60	$22.88	$27.07
Total Return on Net Asset Value[4]	14.33%	11.12%	2.24%	9.48%	[7]
Total Return on Market Price[5]	17.08%	12.46%	(6.60)%	13.43%	[7]

Supplemental Data:
Net Assets, End of Period (000’s)	$356,678	$345,682	$338,659	$366,104
Ratios to Average Net Assets:
Expenses, including interest expense	1.65%	1.67%	1.40%	1.30%	[6]
Expenses, excluding interest expense	1.49%	1.49%	1.36%	1.30%	[6]
Net Investment Income (Loss)	9.27%	7.90%	6.70%	7.13%	[6]
Portfolio Turnover Rate	4%	22%	17%	11%	[7]

[1]	The Fund commenced operations on January 27, 2012.
[2]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[6]	Annualized.
[7]	Not Annualized.

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	September 30, 2015

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

During the period of this report, the Fund became classified as a diversified management investment company. Diversified status means that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of September 30, 2015, the Fund did not hold any investments in private investment funds.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at September 30, 2015.

Annual Report	September 30, 2015	17

Notes to Financial Statements (Cont.)	September 30, 2015

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 20151:

Category
Investments in Securities
Level 1
Money Market Funds	$6,000,359
Total Level 1	6,000,359
Level 2
US Government / Agency Mortgage Backed Obligations	205,873,056
Non-Agency Residential Collateralized Mortgage Obligations	137,859,071
Non-Agency Commercial Mortgage Backed Obligations	13,214,978
Collateralized Loan Obligations	11,374,711
Asset Backed Obligations	2,003,800
Total Level 2	370,325,616
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	20,648,233
Non-Agency Commercial Mortgage Backed Obligations	4,313,746
Asset Backed Obligations	1,980,126
Total Level 3	26,942,105
Total	$403,268,080

Certain of the Fund’s assets/liabilities are held at face value, which approximates fair value for financial statement purposes. The following is a summary of such assets/liabilities as of September 30, 2015.

Other Financial Instruments
Level 1	$—
Level 2
Reverse Repurchase Agreements	48,649,000
Total Level 2	48,649,000
Level 3	—
Total	$48,649,000

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the year ended September 30, 2015.

18	DoubleLine Opportunistic Credit Fund

September 30, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 9/30/2014	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[4]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[3]	Transfers Out of Level 3[3]	Balance as of 9/30/2015	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2015[4]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$18,373,436	$164,026	$(74,397)	$300,213	$—	$(490,101)	$2,375,056	$—	$20,648,233	$(74,397)
Non-Agency Commercial Mortgage Backed Obligations	2,962,298	—	(488,183)	—	—	—	1,839,631	—	4,313,746	(488,183)
Asset Backed Obligations	3,514,879	—	(1,596,759)	62,006	—	—	—	—	1,980,126	(1,596,759)

Total	$24,850,613	$164,026	$(2,159,339)	$362,219	$—	$(490,101)	$4,214,687	$—	$26,942,105	$(2,159,339)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs from the prior fiscal year end.

[4]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2015 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2015*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$20,648,233	Market Comparables	Market Quotes	$60.48-$100.87	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Non-Agency Commercial Mortgage Backed Obligations	4,313,746	Market Comparables	Yields	9.92% - 18.09%	Increase in yields would result in the decrease in the fair value of the security
Asset Backed Obligations	1,980,126	Market Comparables	Market Quotes	$47.75	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Annual Report	September 30, 2015	19

Notes to Financial Statements (Cont.)	September 30, 2015

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owns 5,826 shares of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the year ended September 30, 2015, purchases and sales of investments, excluding short term investments, were $16,418,109 and $69,766,048, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Year Ended September 30, 2015	Year Ended September 30, 2014
Distributions Paid From:
Ordinary Income	$36,824,223	$29,570,366
Total Distributions Paid	$36,824,223	$29,570,366

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2015.

The cost basis of investments for federal income tax purposes as of September 30, 2015 was as follows:

Tax Cost of Investments	$380,274,171
Gross Tax Unrealized Appreciation	35,546,921
Gross Tax Unrealized Depreciation	(12,553,012)
Net Tax Unrealized Appreciation (Depreciation)	$22,993,909

As of September 30, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$22,993,909
Undistributed Ordinary Income	6,784,255
Total Distributable Earnings	6,784,255
Other Accumulated Gains (Losses)	(25,707,044)
Total Accumulated Earnings (Losses)	$4,071,120

20	DoubleLine Opportunistic Credit Fund

September 30, 2015

As of September 30, 2015, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$20,859,921	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2015, the Fund deferred, on a tax basis, qualified late year losses of $4,846,060.

Additionally, US GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended September 30, 2015, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$5,709,402	$(5,709,402)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Reinvested Dividends	33,524	$801,812	18,827	$436,374
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	33,524	$801,812	18,827	$436,374

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $74,200 from the Fund during the year ended September 30, 2015. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees in the Fund’s Statement of Operations includes $74,145 in current fees (either paid in cash or deferred) and an increase of $55 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may

Annual Report	September 30, 2015	21

Notes to Financial Statements (Cont.)	September 30, 2015

invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	convertible securities risk: The risks of investing in convertible bonds and securities include the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce the Fund’s distributable income and the value of the Fund’s shares.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

•	loan risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	high yield risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will change in value because of increases in market interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

credit default swaps risk:  Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a

22	DoubleLine Opportunistic Credit Fund

September 30, 2015

seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

9.  Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2015, the Fund held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$48,649,000	$—	$48,649,000	$48,649,000	$—	$—

10.  Recently Issued Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Updated (“ASU”) No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

In May 2015, the FASB issued ASU No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	September 30, 2015	23

Report of Independent Registered Accounting Firm

To the Shareholders and Board of Trustees of DoubleLine Opportunistic Credit Fund:

We have audited the accompanying statement of assets and liabilities of DoubleLine Opportunistic Credit Fund (the “Fund”), including the schedule of investments, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DoubleLine Opportunistic Credit Fund as of September 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

November 20, 2015

24	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) September 30, 2015

For the fiscal year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2015 was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the Fund was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Additional Information Regarding the Fund’s Investment Activities

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with those of one or more other DoubleLine funds and/or other clients of the Adviser. Certain of these investments may involve investor participants incurring diligence-related or structuring costs and expenses. Those costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the

Annual Report	September 30, 2015	25

Additional Information Regarding the Fund’s Investment Activities (Cont.)	(Unaudited) September 30, 2015

affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

26	DoubleLine Opportunistic Credit Fund

Trustees and Officers	(Unaudited) September 30, 2015

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class I (2016)* / Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	15	None

John C. Salter, 1957	Trustee	Class II (2017)* / Since Inception	Managing Director, Municipals, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	15	None

Raymond B. Woolson, 1958	Trustee	Class III (2018)* / Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	15	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust and DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholder meeting held in the year indicated above.

The following Trustee is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Adviser.

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Interested Trustee

Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class III (2018)* / Since Inception	President, DoubleLine Equity Funds (since February 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	2	None

(1) The address of each Interested Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes DoubleLine Income Solutions Fund.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholder meeting held in the year indicated above.

Officers

The officers of the Fund who are not also Trustees of the Fund are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011).

Annual Report	September 30, 2015	27

Trustees and Officers (Cont.)	(Unaudited) September 30, 2015

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Secretary, DoubleLine Equity Funds (since February 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Vice Chairman (since June 2014); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Formerly, Executive Vice President, DoubleLine Capital (from December 2009 through May 2010).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Equity Funds (since February 2013); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President and Assistant Secretary	Indefinite/Vice President Since May 2012; Assistant Secretary Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

Cris Santa Ana, 1965	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Jeffrey J. Sherman, 1977	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Portfolio Manager, DoubleLine (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubleLine Capital (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Additional information about the Management of the Fund is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

28	DoubleLine Opportunistic Credit Fund

Information About Proxy Voting	(Unaudited) September 30, 2015

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 27, 2015 for shareholders of record as of the close of business on December 22, 2014 to re-elect Raymond B. Woolson and Ronald R. Redell, both Class III trustee nominees, for the Fund. The nominee Raymond B. Woolson was elected with 12,445,469, affirmative votes and 157,913 votes withheld. The nominee Ronald R. Redell was elected with 12,460,541 affirmative votes and 142,841 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari and John C. Salter.

Annual Report	September 30, 2015	29

Dividend Reinvestment Plan	(Unaudited) September 30, 2015

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

30	DoubleLine Opportunistic Credit Fund

Privacy Notice	(Unaudited) September 30, 2015

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Annual Report	September 30, 2015	31

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DBL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$64,250	$62,500
Audit-Related Fees	N/A	$5,000
Tax Fees	$8,800	$8,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, as well as certain services provided to the Adviser or any control affiliate of the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	$8,800	$8,500
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent trustees are Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.	DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-	Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•          For trustee nominees in uncontested elections

•          For management nominees in contested elections

•          For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•          For changing the company name

•          For approving other business

•          For adjourning the meeting

•          For technical amendments to the charter and/or bylaws

•          For approving financial statements

Capital Structure

•          For increasing authorized common stock

•          For decreasing authorized common stock

•          For amending authorized common stock

•          For the issuance of common stock, except against if the issued common stock has superior voting rights

•          For approving the issuance or exercise of stock warrants

•          For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•          For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•          For decreasing authorized preferred stock

•          For canceling a class or series of preferred stock

•          For amending preferred stock

•          For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•          For eliminating preemptive rights

•          For creating or restoring preemptive rights

•          Against authorizing dual or multiple classes of common stock

•          For eliminating authorized dual or multiple classes of common stock

•          For amending authorized dual or multiple classes of common stock

•          For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•          For a stock repurchase program

•          For a stock split

•          For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•          For merging with or acquiring another company

•          For recapitalization

•          For restructuring the company

•          For bankruptcy restructurings

•          For liquidations

•          For reincorporating in a different state

•          For spinning off certain company operations or divisions

•          For the sale of assets

•          Against eliminating cumulative voting

•          For adopting cumulative voting

Board of Trustees

•          For limiting the liability of trustees

•          For setting the board size

•          For allowing the trustees to fill vacancies on the board without shareholder approval

•          Against giving the board the authority to set the size of the board as needed without shareholder approval

•          For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•          For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•          For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•          Against a classified board

•          Against amending a classified board

•          For repealing a classified board

•          Against ratifying or adopting a shareholder rights plan (poison pill)

•          Against redeeming a shareholder rights plan (poison pill)

•          Against eliminating shareholders’ right to call a special meeting

•          Against limiting shareholders’ right to call a special meeting

•          For restoring shareholders’ right to call a special meeting

•          Against eliminating shareholders’ right to act by written consent

•          Against limiting shareholders’ right to act by written consent

•          For restoring shareholders’ right to act by written consent

•          Against establishing a supermajority vote provision to approve a merger or other business combination

•          For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•          For eliminating a supermajority vote provision to approve a merger or other business combination

•          Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•          Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•          For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•          Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•          Against establishing a fair price provision

•          Against amending a fair price provision

•          For repealing a fair price provision

•          For limiting the payment of greenmail

•          Against adopting advance notice requirements

•          For opting out of a state takeover statutory provision

•          Against opt into a state takeover statutory provision

Compensation

•          For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•          For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•          For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•          For limiting per-employee option awards

•          For extending the term of a stock incentive plan for employees

•          Case-by-case on assuming stock incentive plans

•          For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•          For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•          For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•          For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•          For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•          For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•          For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•          For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•          For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•          For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•          For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•          For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•          For approving an annual bonus plan

•          For adopting a savings plan

•          For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•          For adopting a deferred compensation plan

•          For approving a long-term bonus plan

•          For approving an employment agreement or contract

•          For amending a deferred compensation plan

•          For amending an annual bonus plan

•          For reapproving a stock option plan or bonus plan for purposes of OBRA

•          For amending a long-term bonus plan

Shareholder Proposals

•          For requiring shareholder ratification of auditors

•          Against requiring the auditors to attend the annual meeting

•          Against limiting consulting by auditors

•          Against requiring the rotation of auditors

•          Against restoring preemptive rights

•          For asking the company to study sales, spin-offs, or other strategic alternatives

•          For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•          Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•          Against eliminating the company’s discretion to vote unmarked proxy ballots.

•          For providing equal access to the proxy materials for shareholders

•          Against requiring a majority vote to elect trustees

•          Against requiring the improvement of annual meeting reports

•          Against changing the annual meeting location

•          Against changing the annual meeting date

•          Against asking the board to include more women and minorities as trustees.

•          Against seeking to increase board independence

•          Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•          Against requiring minimum stock ownership by trustees

•          Against providing for union or employee representatives on the board of trustees

•          For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•          For creating a nominating committee of the board

•          Against urging the creation of a shareholder committee

•          Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•          Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•          For adopting cumulative voting

•          Against requiring trustees to place a statement of candidacy in the proxy statement

•          Against requiring the nomination of two trustee candidates for each open board seat

•          Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•          For repealing a classified board

•          Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•          Against repealing fair price provisions

•          For restoring shareholders’ right to call a special meeting

•          For restoring shareholders’ right to act by written consent

•          For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•          For seeking to force the company to opt out of a state takeover statutory provision

•          Against reincorporating the company in another state

•          For limiting greenmail payments

•          Against advisory vote on compensation

•          Against restricting executive compensation

•          For enhancing the disclosure of executive compensation

•          Against restricting trustee compensation

•          Against capping executive pay

•          Against calling for trustees to be paid with company stock

•          Against calling for shareholder votes on executive pay

•          Against calling for the termination of trustee retirement plans

•          Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•          Against seeking shareholder approval to reprice or replace underwater stock options

•          For banning or calling for a shareholder vote on future golden parachutes

•          Against seeking to award performance-based stock options

•          Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•          Against requesting that future executive compensation be determined without regard to any pension fund income

•          Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•          Against requiring option shares to be held

•          For creating a compensation committee

•          Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•          For increasing the independence of the compensation committee

•          For increasing the independence of the audit committee

•          For increasing the independence of key committees

Social Issue Proposals

•          Against asking the company to develop or report on human rights policies

•          Against asking the company to limit or end operations in Burma

•          For asking management to review operations in Burma

•          For asking management to certify that company operations are free of forced labor

•          Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•          Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•          Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•          Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•          Against asking management to report on the company’s foreign military sales or foreign offset activities

•          Against asking management to limit or end nuclear weapons production

•          Against asking management to review nuclear weapons production

•          Against asking the company to establish shareholder-designated contribution programs

•          Against asking the company to limit or end charitable giving

•          For asking the company to increase disclosure of political spending and activities

•          Against asking the company to limit or end political spending

•          For requesting disclosure of company executives’ prior government service

•          Against requesting affirmation of political nonpartisanship

•          For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•          Against severing links with the tobacco industry

•          Against asking the company to review or reduce tobacco harm to health

•          For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•          For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•          Against asking the company to take action on embryo or fetal destruction

•          For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•          For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•          Against asking management to endorse the Ceres principles

•          For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•          For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•          For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•          For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•          Against asking the company to preserve natural habitat

•          Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•          Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•          For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•          Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•          For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•          Against asking management to drop sexual orientation from EEO policy

•          Against asking management to adopt a sexual orientation non-discrimination policy

•          For asking management to report on or review Mexican operations

•          Against asking management to adopt standards for Mexican operations

•          Against asking management to review or implement the MacBride principles

•          Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•          For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•          Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•          For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“Doubleline” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009.

Philip A. Barach (Portfolio Manager since the Fund’s inception)

Mr. Barach is co-founder and President of DoubleLine. He attended the Hebrew University of Jerusalem, where he received a BA in International Relations and an MBA in Finance. Mr. Barach assists Mr. Gundlach in overseeing the implementation of the Fund’s overall strategy.

Joel A. Damiani (Portfolio Manager since the Fund’s inception)

Mr. Damiani is a founding member of DoubleLine. He also is a Portfolio Manager in the Mortgage Group. Mr. Damiani holds both a BS in Molecular Biology and an MS in Finance from the University of Wisconsin. He is a CFA charterholder. Mr. Damiani assists in managing the mortgage-backed securities and other structured products portion of the Fund’s portfolio.

Joseph J. Galligan (Portfolio Manager since the Fund’s inception)

Mr. Galligan is a founding member of DoubleLine. He is also a Portfolio Manager in the Mortgage Group. Mr. Galligan holds a BS in Economics with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania. He is a CFA charterholder. Mr. Galligan assists in managing the mortgage-backed securities and other structured products portion of the Fund’s portfolio.

Luz M. Padilla (Portfolio Manager since the Fund’s inception)

Ms. Padilla has been a Portfolio Manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio.

Bonnie Baha (Portfolio Manager since the Fund’s inception)

Ms. Baha has been a Portfolio Manager of DoubleLine since its inception in December 2009. As part of the Fund’s portfolio management team, Ms. Baha manages the global developed credit portion of the Fund’s portfolio.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2015:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)

Jeffrey E. Gundlach

Registered investment companies	23	$64,164	-	-

Other pooled investment vehicles	14	$5,560	3	$4,196

Other accounts	45	$6,845	-	-

Phillip A Barach

Registered investment companies	10	$55,419	-	-

Other pooled investment vehicles	8	$3,083	2	$2,562

Other accounts	32	$4,111	-	-

Joel A Damiani

Registered investment companies	1	$400	-	-

Other pooled investment vehicles	3	$2,720	2	$2,562

Other accounts	-	-	-	-

Joseph J Galligan

Registered investment companies	1	$400	-	-

Other pooled investment vehicles	3	$2,720	2	$2,562

Other accounts	-	-	-	-

Luz M. Padilla

Registered investment companies	8	$7,752	-	-

Other pooled investment vehicles	-	-	1	$1,634

Other accounts	5	$2,364	-	-

Bonnie Baha

Registered investment companies	7	$7,004	-	-

Other pooled investment vehicles	-	-	-	-

Other accounts	2	$468	-	-

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2015:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of September 30, 2015:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Philip A. Barach	None
Joel A. Damiani	None
Joseph J. Galligan	None
Luz M. Padilla	None
Bonnie Baha	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Opportunistic Credit Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	November 25, 2015

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial Accounting Officer

Date	November 25, 2015